UNITED STATES BANKRUPTCY COURT				Exhibit 99.1
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR’S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 6/30/2009 to 7/31/2009

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor’s Address		Attorney’s Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from June 30, 2009 through July 31, 2009

Opening Cash Balance -5/31/09	$ 694

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	0
Total Inflows	0
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	0	0
Consulting Fees
Lockbox Fees	2	2
Supplies & Misc
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	11	11
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	14	14

Net Cash Flows	(14)

Closing Cash Balance	$ 680

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from June 30, 2009 through July 31, 2009
Amounts in $000’s

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 6/30/09 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 7/31/09 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from June 30, 2009 through July 31, 2009
Amounts in $000’s

See attached System Generated A/P reports as of 6/30/2009 (Attachments 2A and 2B).

Beginning of Period Balance	$58	(per 5/30/09 G/L)
PLUS: New Indebtedness Incurred	5
LESS: Amounts Paid on A/P& taxes	(7)

End of Month Balance	$56	(per 7/31/09 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of July 31, 2009

	Type	Date	Amount	Balance
AT&T				0.00
	Bill	07/17/2009	10.60	10.60
	Bill	07/26/2009	150.80	161.40
	Bill Pmt -Check	07/26/2009	-161.40	0.00
Total AT&T			0.00	0.00

epiq Systems				0.00
	Bill	07/26/2009	400.22	400.22
	Bill Pmt -Check	07/26/2009	-400.22	0.00
Total epiq Systems			0.00	0.00

Iron Mountain Off-Site Data Protection				0.00
	Bill	07/17/2009	588.81	588.81
	Bill Pmt -Check	07/26/2009	-588.81	0.00
Total Iron Mountain Off-Site Data Protection			0.00	0.00

JPMorgan Chase				0.00
	Bill	07/26/2009	1,739.55	1,739.55
	Bill Pmt -Check	07/26/2009	-1,739.55	0.00
Total JPMorgan Chase			0.00	0.00

Kaster Moving Co. Inc.				0.00
	Bill	07/17/2009	82.50	82.50
	Bill Pmt -Check	07/26/2009	-82.50	0.00
Total Kaster Moving Co. Inc.			0.00	0.00

Ms. Patricia Foster				0.00
	Bill	07/16/2009	300.00	300.00
	Bill Pmt -Check	07/16/2009	-300.00	0.00
Total Ms. Patricia Foster			0.00	0.00

U.S. Trustee Program Payment Center				0.00
	Bill	07/26/2009	325.00	325.00
	Bill	07/26/2009	75.00	400.00
	Bill	07/26/2009	975.00	1,375.00
	Bill Pmt -Check	07/26/2009	-325.00	1,050.00
	Bill Pmt -Check	07/26/2009	-75.00	975.00
	Bill Pmt -Check	07/26/2009	-975.00	0.00
Total U.S. Trustee Program Payment Center			0.00	0.00

TOTAL			0.00	0.00

Exhibit 2B

The New Power Company
Unpaid Vendor Invoices
July 31, 2009

Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	519.37
55,985.19

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventory and Fixed Assets Report
For Period from June 30, 2009 through July 31, 2009
Amounts in $000’s

Inventory Report

Inventory Balance at Petition Date	$15,587

Inventory at Beginning of Period	$-	(per 6/30/09 G/L)
PLUS: Inventory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$-	(per 7/31/09 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$-
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$-

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	7/01/2009-7/31/2009

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$29,554.73
Total Deposits	$-	Transfer from Money Market
Total Payments	$11,036.27	Includes transfer to Manual Checking of
Closing Balance	$18,518.46
Service Charges

Electronic Payments issued this Period		EP84
Last Payment issued this Period		EP85
Total # of payments this Period		8

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	7/01/2009-7/31/2009

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 664,819.32
Total Deposits	$ 84.24	Interest Income
Total Payments	$ 3,451.74	Payroll Taxes
Closing Balance	$ 661,451.82
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	7/01/2009-7/31/2009

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$8,063.79	Transfer from Concentration
Total Payments	($8,063.79)
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201263
Last Check issued this Period	201267
Voided Checks
Total # of checks issued this Period	5

Exhibit 5

The New Power Company
Transactions by Account
As of July 31, 2009

	Date	Num	Name	Amount

	07/06/2009	wire	United States Treasury	1,725.88
	07/15/2009	Dir Dep	M. Patricia Foster	3,629.82
	07/16/2009	201263	CT Commissioner of Revenue Services	504.16
	07/16/2009	wire	United States Treasury	1,725.86
	07/16/2009	201264	Ms. Patricia Foster	300.00
	07/26/2009	wire	United States Treasury	1,725.88
	07/26/2009	EP 84	AT&T	161.40
	07/26/2009	EP85	epiq Systems	400.22
	07/26/2009	EP86	Iron Mountain Off-Site Data Protection	588.81
	07/26/2009	EP87	JPMorgan Chase	1,739.55
	07/26/2009	EP88	Kaster Moving Co. Inc.	82.50
	07/26/2009	201265	U.S. Trustee Program Payment Center	325.00
	07/26/2009	201266	U.S. Trustee Program Payment Center	75.00
	07/26/2009	201267	U.S. Trustee Program Payment Center	975.00
	07/31/2009	Dir Dep	M. Patricia Foster	3,629.81

				17,588.89

TOTAL				17,588.89

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from June 30, 2009 through July 31, 2009
Amounts in $000’s

Taxes Paid During the Month

Employment Taxes	5.2
Connecticut State Tax	0.5

Taxes Owed and Due

Payroll Tax Liability	0.5

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from June 30, 2009 through July 31, 2009
Amounts in $000’s

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 7/01/09 - 7/31/09
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$5,208.33	7/15/2009	Salary for pay period 7/01 -7/15
		$5,208.33	6/30/2009	Salary for pay period 7/16 -7/31

		$10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from June 30, 2009 through July 31, 2009

none